

通用钢铁控股

GENERAL STEEL HOLDINGS INC.

Investor Presentation

September 2009

Disclaimer

The material presented is a presentation of general background information about General Steel Holdings as of the date of the presentation. It is information in summary form and does not purport to be complete. It is not intended to be relied upon as advice to potential investors. This presentation is strictly confidential and may not be disclosed to any other person. No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.

Although General Steel Holdings believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings cannot guarantee future results or events. General Steel Holdings expressly disclaims a duty to update any of the forward-looking statement.

Disclaimer

Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum that may be obtained from the underwriters. Such offering memorandum will contain, or incorporate by reference, detailed information about General Steel Holdings and its business and financial results, as well as its financial statements.

This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

China is Different

General Steel Holdings, Inc.

NOT an ORDINARY Steel Company!!!

Steel in China

- The Chinese economy has not been impacted as much as other major economies.
  - Mainland China GDP grew 6.1% in the first quarter of 2009 and 7.9% in the second quarter of 2009
  - Shaanxi province (our major market) GDP grew 11.8% in the first half of year 2009

Source: National Bureau of Statistics of China

Source: Shaanxi Provincial Development and Reform Commission


Revenue
US$ mm
1,600
1,200
800
400
-
90
139
772
1,351
Y2005
Y2006
Y2007
Y2008
1400% growth

Source: Company filing

Steel in China
General Steel Holdings, Inc.


Revenue
US$ mm
740
720
700
680
660
640
679
732
2008H1
2009H1
8% growth

- Continued Growth in 2009
  - Credit crisis
  - Global economic slowdown
  - Lower selling prices

Source: Company filing

Steel in China
General Steel Holdings, Inc.



Sales Volume
Million Tons
2.0
1.5
1.0
0.5
0.0
1.1
1.7
2008H1
2009H1
50% growth

- Continued Growth in 2009
  - Principal market shows strong, sustained demand.
  - Long-term drivers for regional economic growth in place.

Source: Company filing



Revenue Generated for Each Dollar of Shareholder Equity
12.0
10.0
8.0
6.0
4.0
2.0
-
5.17
6.89
8.09
11.83
Y2005
Y2006
Y2007
Y2008

Source: Company filing

General Steel – Growth



• Daquizhuang Metal (DQ) – 70% acquired
• DQ – remaining 30% acquired
• Baotou Steel Pipe JV – 80% acquired
• Shaanxi Longmen Iron & Steel – 60% acquired
• Maoming Steel – 99% acquired
• Longmen - completion of two new blast furnaces - increase capacity from 2-4mt
-Track record of aggressive growth
- It didn't happen by accident
2400% growth
250k tons
520k tons
2.6 million tons
4.3 million tons
6.3 million tons
0.25mt
0.4mt
0.12mt
2mt
1.8mt
June 04
May 07
June 07
June 08
Dec-09
10
8
6
4
2
0
Daquizhou Metal
Addition Longmen Steel JV
Baotou Steel Pipe
Maoming Steel
Longmen Steel JV
Addition to Baotou Steel Pipe

General Steel – Going forward



20 million tons
10
8
6
4
2
0
• Daquizhuang Metal (DQ) – 70% acquired
• DQ – remaining 30% acquired
• Baotou Steel Pipe JV – 80% acquired
• Shaanxi Longmen Iron & Steel – 60% acquired
• Maoming Steel – 99% acquired
• Longmen - completion of two new blast furnaces - increase capacity from 2-4mt
"Our goal is to be one of the largest and most profitable non-government-owned steel companies in China."
250k tons
0.25mt
520k tons
0.12mt
0.4mt
2.6 million tons
2mt
0.12mt
0.4mt
4.3 million tons
1.8mt
2mt
0.12mt
0.4mt
6.3 million tons
1.8mt
2mt
2mt
0.12mt
0.4mt
1.8mt
1.5mt
2mt
1.5mt
0.12mt
0.4mt
June 04
May 07
June 07
June 08
Dec 08
PLAN
Daquizhou Metal
Baotou Steel Pipe
Addition to Baotou Steel Pipe
Longmen Steel JV
Addition Longmen Steel JV
Maoming Steel
Steel consortium

We are a Consolidator of the Chinese Steel Industry

Our mission is to acquire Chinese steel companies and increase their profitability and efficiencies with the infusion of applied western management practices, advanced production technologies and capital resources.

Our strategy is to grow through aggressive mergers, joint ventures and acquisitions targeting state-owned enterprise steel companies and selected entities with outstanding potential. We have executed this strategy and consummated controlling interest positions in three joint ventures. We are actively pursuing a plan to acquire additional assets.

General Steel – 20+million metric tons

- Clear road map to reach our goal
- Continue our 2 pronged strategy
  - Merger and Acquisitions
  - Upgrading existing facilities
- Wind at our back
  - Government encouraging consolidation
  - Consolidation options for steel companies

Steel Industry: Overview

Strong Catalysts for Industry Consolidation

- Central government is forcing the closure of many of the country's 1,100 steel companies through two rounds of consolidation.
- Smaller or less efficient mills will be considered obsolete and targeted for shutdown or M&A.
- Greenfield operations limited by the government forcing larger steel producers to grow capacity via acquisition.
- Domestic steel market will be supported by low steel product stockpiles, the government's stimulus package and reduced production costs.

Government Targets


2008
Currently, 48% of all Chinese steel produced by top 10 players
2010
50% produced by top 10 players
2020
70% produced by top 10 players

Sources: Wall Street research, CISA, Haitong Securities, UBS Investment Research

Consolidation Options

	Private Co. / Private Groups	State Owned Enterprise	Consolidate with General Steel
Access to Capital	× None	× None	✓ NYSE platform – access to western capital
Ownership	× Cash-out	× Cash-out	✓ Exchange shares of illiquid steel co for liquid NYSE share
Management	× Most likely replaced	× Definitely replaced	✓ Management is retained ✓ Possible seat GSI board
Employee Benefits	× No change	× Chinese SOE system	✓ Performance Incentives GSI stock
Operations	× Capacity will be incorporated into parent	× Capacity will be incorporated into parent	✓ Continued investment for capacity growth and facilities upgrade
Consideration & Valuation	× Fair value unlikely	× Fair value unlikely	✓ Highly liquid NYSE stock ✓ Upside potential

Subsidiaries

A: Longmen JV

- Integrated production capability (from raw material to finished steel products) for more cost-efficient production – fewer than 10% of Chinese steel companies have this capability
- 60% controlling interest - acquired stake for US$39mm in June 2007
- Largest steel producer in Shaanxi province, a key area for development of the Western region with approximately 70% market share and limited competition within a 250km radius
- Benefits from the "Go West" tax treatment, lowering corporate tax rate from 25% to 12%
- 4.0mm metric tons annualized crude steel production capacity

Longmen JV Profit Margin Evolution


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
4Q08
-7.6%
1Q09
5.0%
2Q09
7.1%


Beijing
A
B
C
D


Continuous casting billets


Rebar cooling


1280m³ blast furnace

Longmen: Growth Catalysts

Near-term Growth Catalysts	
"Go West"	• Longmen JV is positioned at the bridgehead for development in China's western regions • Transportation cost advantage – limited competition within a 250 km radius of the city of Xi'an, Shaanxi province • "Go West" tax incentive
Stimulus Package	• 10-point plan is focused on infrastructure and construction growth • 8 out of 10 points will benefit the steel industry • US$585.98bn plan expected to create 100mm metric ton steel demand in measures to boost construction of housing, roads, highways, dams, irrigation systems, power grids, water and waste treatment facilities, schools and hospitals, airports, etc. • Expected to require between RMB245-350bn for rail steel alone • Steel support package announced in January 2009 further encourages M&A and technical upgrades
Earthquake Rebuilding Projects	• Approximately 37mm metric tons of steel needed for reconstruction efforts through 2011 • "Preferred Supplier" status for reconstruction efforts in Sichuan province, adjacent to Shaanxi province

Stimulus Package

Investment in Infrastructure (RMB bn)

	Railway	Road	Water Transportation	Urban Traffic	Airport	Water & Electricity	Power Grids
Plan	300	600	100	120	35	100	340
New	230	250	10	40	10	50	120
Change	*+77%*	*+42%*	*+10%*	*+33%*	*+29%*	*+50%*	*+35%*
Total	**530**	**850**	**110**	**160**	**45**	**150**	**460**

Source: Beijing Antaike Information Development

Subsidiaries Cont'd…



C
Beijing
B
A
D

B: DQ

- Located in transportation hub of Northeast
- Strong recognition of "DQ" brand
- 10 production lines – 4 added in 2006
- 400,000 metric tons annualized production capacity – 150,000 tons added in 2006

C: Baotou

- Joint Venture signed with Baotou Iron & Steel, the 13th largest steel company in China, acquired an 80% interest for a small investment of US$5.3mm
- Producer of double spiral-weld steel pipes for use in the energy sector with ~100,000 metric tons annualized production capacity
- Raw materials and transport are sourced through the Baotou Steel Group with use of Baotou's proprietary rail lines and rolling stock to transport raw materials and product to and from plant

D: Maoming

- 99% ownership of company located in Maoming city in Guangdong province, the largest consumer market of steel products in China and adjacent to a deep-water port
- Serving Western Guangdong & Guangxi provinces
- 1.0mm metric tons annualized production capacity

- **NOT your ORDINARY Steel Company**
- Track record of aggressive growth
- Small cap with over a BILLION in revenue
- Direct play on China Infrastructure Spending
- Hedge against falling US dollar

Strong Financial Performance

Revenue

US$mm


1,600
1,200
800
400
-
90
139
772
1,351
Y2005
Y2006
Y2007
Y2008

Revenue

US$mm


750
700
650
679
732
2008H1
2009H1

Revenue generated for each dollar of shareholder equity

US$


5.17
6.89
8.09
11.83
Y2005
Y2006
Y2007
Y2008

EBITDA

US$mm


60
40
20
-
5
6
58
16
Y2005
Y2006
Y2007
Y2008

Selected Financials

		First Six months ending			%
		2009		2008	Change
Volume - metric tons		1,673,641		1,113,026	50%
Revenue	$	731,741,043	$	678,594,935	8%
Gross Profit	$	35,420,812	$	35,850,920	-1%
Operating Earnings	$	4,611,702	$	3,073,103	50%
Operating EPS	$	0.12	$	0.09	38%

Operating Earnings and Operating EPS are non-GAAP performance measurements

Operating Earnings and Operating EPS are defined as GAAP Net Income less non-cash, non-operating expenses related to our 2007 Convertible Note

***The denoted Net Income and EPS are Non-GAAP calculations and do not include Non-operating, Non-cash derivative associated expenses from the convertible bond and related warrants issued on December 13, 2007.**

Contact Information

Company Contact:

Mr. Ross Warner
General Steel Holdings, Inc.
Tel: + 86-10-5879-7346
Email: ross.warner@gshi-steel.com

Ms. Jing Ou-Yang
General Steel Holdings, Inc.
Tel: +86-10-5879-7346
Email: jing.ouyang@gshi-steel.com

Investor Contact:

Mr. Justin Knapp
Ogilvy Financial, Beijing
Tel: +86-10-8520-6556
Email: justin.knapp@ogilvy.com

Ms. Jessica Barist Cohen
Ogilvy Financial, New York
Tel : +1-646-460-9989
Email : jessica.cohen@ogilvypr.com